UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

WRIT MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	7812	56-2646829
(State or jurisdiction of	(Primary Standard	(I.R.S. Employer
Classification Code Number)	Industrial incorporation)	Identification No.)

8200 Wilshire Blvd. #200, Beverly Hills, California, 90211, 310-461-3737

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2015, pursuant to Article II Section 9 of the bylaws of the corporation, and pursuant to 8 Del code sec 228(a), shareholders representing a majority of the outstanding voting interest entitled to vote at a meeting of shareholders, did vote in lieu of such a meeting, to consent to, and approve of a reverse split of its issued and outstanding shares of Common Stock, as resolved by the Board of Directors in a Written Consent to Action Without Meeting of Writers’ Group Film Corp. dated June 17, 2015. The text of the Board’s Resolution, which was adopted and approved in its entirety by the majority voting interest, states:

RESOLVED, that the Company authorize and enact the following corporate action:

A 1 for 200 reverse split of the Company’s shares of Common Stock (the “Reverse Stock Split”); and be it further

RESOLVED, that the record date and time of the Reverse Stock Split be Tuesday July 7, 2015 at 6:00 p.m. ET, subject to review by FINRA; and be it further

RESOLVED, that both the effective date and time, and payable date and time, of the Reverse Stock Split be Wednesday, July 8, 2015 at 7:00 a.m. ET, subject to review by FINRA; and be it further

RESOLVED, that if, as a result of the Reverse Stock Split, any shareholder holds a non-whole number of shares, that the shareholder be issued an additional fraction of a share sufficient to increase the number of shares held by the shareholder to the next whole number of shares; and be it further

RESOLVED, that the Company’s secretary send a conformed copy of this resolution to the Company’s transfer agent, Pacific Stock Transfer Co.; and be it further

RESOLVED, that the Reverse Stock Split will not in any way affect the stated par value or number of authorized shares or in any way change, alter or otherwise amend the Company’s Certificate of Incorporation in the state of Delaware, and therefore, pursuant to sec 242 and sec 244 of the General Corporation Law of Delaware (8 Del code 242, 244 [GCLD]), no amendment to the Certificate of Incorporation is required; and be it further

RESOLVED, that the directors of this Company are empowered and directed, in the name of and on behalf of the Company, to execute and sign this Resolution; and the officers and directors of the Company are empowered and directed in the name and on behalf of the Company to execute and deliver all documents, to make all payments, and to perform and otherwise act as necessary to carry out the purposes and intent of this Resolution, and all such acts and doings of the officers of the Company consistent with the purpose of this Resolution are hereby authorized, approved, ratified and confirmed in all respects.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIT MEDIA GROUP, INC.

Date: June 26, 2015	By:	/s/ Eric Mitchell
Eric Mitchell
President